UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2026

KORN FERRY

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 1225

Los Angeles, California 90067

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	KFY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 29, 2026, Korn Ferry, a Delaware corporation (the “Company”), entered into a Deed of Amendment (the “Amendment”) with Auxey Holdings (Lux) S.A.S., a company incorporated in the Grand Duchy of Luxembourg, OMERS Administration Corporation, a corporation continued pursuant to the Ontario Municipal Employees Retirement System Act, 2006, AMS Cayco Ltd., a company incorporated in the Cayman Islands and certain other parties, relating to that certain Purchase and Sale Agreement, dated as of June 27, 2026, among the parties (the “Purchase Agreement”). Pursuant to the Amendment, the parties have agreed that the acquisition of Auxey Holdco Limited (the “Acquisition”) will occur on September 1, 2026 provided that all conditions to closing are satisfied or waived by August 27, 2026. If the conditions to closing are not satisfied or waived by August 27, 2026, the Amendment will be of no effect and the timing of the closing of the Acquisition will be governed by the original terms of the Purchase Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 concerning the Acquisition. Forward-looking statements may be identified by the use of words such as “target,” “anticipate,” “believe,” “expect,” “estimate,” “may,” “plan,” “outlook,” “project,” “will” or other similar expressions. Such forward-looking statements include, but are not limited to, statements relating to the target closing date for the Acquisition. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. Such risks and uncertainties, many of which are outside of the control of the Company include, but are not limited to: (1) the occurrence of any event or change that could give rise to the termination of the Purchase Agreement; (2) the inability to timely complete or complete at all the Acquisition; (3) delays in obtaining or the inability to obtain, necessary regulatory approvals; and (4) other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission by the Company. The Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit 2.1	Deed of Amendment, dated as of July, 29, 2026, by and between Auxey Holdings (Lux) S.A.S., Omers Administration Corporation, AMS Cayco Ltd., Rosaleen Blair, Ocorian Limited, acting in its capacity as trustee of the Auxey Equity Plan Employee Trust and nominee on behalf of the Management Beneficial Interest Sellers, and Korn Ferry.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN FERRY
(Registrant)

Date: August 3, 2026	/s/ Jonathan Kuai
(Signature)
	Name:	Jonathan Kuai
	Title:	Chief People & Legal Officer